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                                                                    EXHIBIT (24)

                       FIRST OF AMERICA BANK CORPORATION

                               POWER OF ATTORNEY


     Each of the undersigned directors of First of America Bank Corporation does hereby authorize each of Daniel R. Smith, Richard F. Chormann and Thomas
W. Lambert and each of them to execute in his or her behalf and sign his or her name to the Annual Report on Form 10-K for the year ended December 31, 1994, of the said corporation to the Securities and Exchange Commission and any amendment or amendments thereto and appoints the same Daniel R. Smith, Richard
F. Chormann and Thomas W. Lambert and each of them as attorney in fact to sign in his or her behalf individually and as a director of said corporation such report and any amendments thereof.



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
/s/ JON E. BARFIELD                     xxxxxxxxxxxxxxxxxx
- ----------------------------            ------------------------
Jon E. Barfield                         Martha M. Mertz

xxxxxxxxxxxxxxxxxxxx                    /s/ F. KARL NEUMANN
- ----------------------------            ------------------------
John W. Brown                           F. Karl Neumann

/s/ RICHARD F. CHORMANN                 /s/ DANIEL R. SMITH
- ----------------------------            ------------------------
Richard F. Chormann                     Daniel R. Smith

/s/ JOSEPH J. FITZSIMMONS               /s/ JAMES S. WARE
- ----------------------------            ------------------------
Joseph J. Fitzsimmons                   James S. Ware

/s/ JOEL N. GOLDBERG                    /s/ JAMES W. WOGSLAND
- ----------------------------            ------------------------
Joel N. Goldbert                        James W. Wogsland

/s/ CLIFFORD L. GREENWALT               /s/ WALTER J. WOLPIN
- ----------------------------            ------------------------
Clifford L. Greenwalt                   Walter J. Wolpin

/s/ ROBERT L. HETZLER                   /s/ JOHN L. ZABRISKIE
- ----------------------------            ------------------------
Robert L. Hetzler                       John L. Zabriskie

/s/ DOROTHY A. JOHNSON
- ----------------------------
Dorothy A. Johnson

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Dated:  February 15, 1995